UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 2009
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                        (Date of earliest event reported)



                             Trans World Corporation
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             (Exact name of registrant as specified in its charter)



         Nevada                         0-25244                    13-3738518
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)



545 Fifth Avenue, Suite 940, New York, New York                     10017
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(Address of principal executive offices)                          (Zip Code)



                                 (212) 983-3355
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)


                         Exhibit Index appears on Page 2

ITEM 5.03         Amendment to Articles of Incorporation or Bylaws.
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         On August 14, 2009, the Board of Directors of Trans World Corporation
("TWC" or the "Company") amended "Article II.2. Annual Meetings" of the Company's Bylaws to clarify the guidelines for the scheduling of its Annual Meeting. The Board of Directors also amended "Article III.6. Regular Meetings and Notice" of the Company's Bylaws to clarify the minimum frequency of times per quarter that the Board meets, either in person or via conference call.

         A copy of the amendments is attached hereto as Exhibit 3.1.


ITEM 9.01.        Financial Statements and Exhibits.
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Exhibit Number    Description
--------------    -----------

     3.1          Amendments to the Company's Bylaws.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRANS WORLD CORPORATION



Date:  August 14, 2009                       /s/  Rami S. Ramadan
                                             -----------------------------------
                                             Rami S. Ramadan
                                             Chief Executive Officer, President
                                             and Chief Financial Officer

                                       3